Exhibit 99.2

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      MORGAN STANLEY
              IXIS Real Estate Capital Trust
                         2005-HE2
                  2-28 and 3-27 IO Loans


1. Originator

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                                                 % of
                                               Mortgage
                                 Aggregate     Pool by        Weighted                      Weighted
                                  Cut-off     Aggregate       Average        Weighted       Average
                      Number       Date        Cut-off         Gross          Average       Original   Weighted     Weighted
                        of       Principal       Date         Interest       Remaining      Combined    Average      Average
                     Mortgage     Balance     Principal         Rate           Term           LTV        FICO        Initial
Originator            Loans         ($)        Balance          (%)          (Months)         (%)        Score         Cap
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Chapel                      213  65,750,790          34.35          6.809             357        80.68       684           2.677
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First Bank                  119  32,124,754          16.78          6.648             357        80.56       653           1.760
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Resmae                       83  21,844,342          11.41          7.057             357        85.31       639           1.487
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Accredited                   56  13,695,049           7.16          6.697             358        80.90       659           1.500
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Lime Financial               41  11,442,850           5.98          6.362             357        80.16       689           3.000
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Lenders Direct               39   9,887,835           5.17          7.001             358        80.22       660           3.000
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Encore                       33   9,352,398           4.89           6.44             355        80.36       642           3.000
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New Century                  35   8,782,522           4.59           6.76             357        82.55       651           1.500
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Master Financial             29   6,726,337           3.51          6.953             358        80.77       666           3.000
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Impac                        26   6,298,496           3.29          7.141             357        83.09       658           3.000
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BNC                           6   1,899,978           0.99          7.192             350        92.88       656           2.000
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Peoples Choice                3   1,251,200           0.65          6.808             353        79.95       643           2.000
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Fremont                       4   1,237,120           0.65          6.932             353        86.82       602           3.000
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Platinum Capital              4     769,619           0.40          6.946             353        80.13       641           3.000
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All State                     2     332,929           0.17          6.933             351        85.50       630           3.000
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Total:                      693 191,396,220         100.00          6.787             357        81.46       665           2.316
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